Exhibit 99.2

BUNKER HILL ANNOUNCES COMPLETION OF REVERSE STOCK SPLIT

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA, March 6, 2026 — Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR | OTCQB: BHLL) announces completion of the previously announced one-for-thirty-five reverse stock split (“Reverse Stock Split”) of its common stock, par value US$0.000001 (“Common Stock”) and preferred stock, par value US$0.000001 (“Preferred Stock”). The shares of Common Stock (“Common Shares”) will begin trading on a post-consolidation basis on the TSX Venture Exchange (“TSXV”) at market open today, March 6, 2026.

Reverse Stock Split

As of close of business on March 5, 2026, there were 1,596,641,338 Common Shares issued and outstanding. Immediately following the Reverse Stock Split, a total of approximately 45,618,323 Common Shares are expected to be issued and outstanding, subject to adjustments for rounding. There are no shares of Preferred Stock outstanding. The exercise or conversion price and the number of Common Shares issuable under any of the Company’s outstanding convertible securities and equity incentive plans, as applicable, have been proportionately adjusted in connection with the Reverse Stock Split in accordance with their terms.

The new CUSIP number for the Common Shares is 120613823, and the new ISIN number is US1206138232. Registered stockholders of Bunker Hill who hold their Common Shares in certificated form will receive a letter of transmittal with instructions for surrendering certificates representing their pre-consolidated Common Shares. Such stockholders will need to return to Computershare Investor Services Inc. (“Computershare”), as registrar and transfer agent, a completed letter of transmittal, together with such surrendered certificates, in order to receive a certificate or direct registration system (DRS) advice statement for their post-consolidated Common Shares. Registered stockholders whose pre-consolidated Common Shares are represented by a DRS advice statement are not required to return a completed letter of transmittal to Computershare and instead will be automatically issued a new DRS advice statement for the number of post-consolidated Common Shares held. Holders of convertible securities are also not required to return any letter of transmittal in respect of their convertible securities.

The Reverse Stock Split remains subject to the final approval of the TSXV.

LIFE Offering Closing Clarification

Further to the Company’s press release dated March 5, 2026, the Company wishes to clarify that each unit offered pursuant to the Company’s offering conducted pursuant to the Listed Issuer Financing Exemption, as further described therein, consists of one Common Share and one-half of one Common Share purchase warrant of the Company (a “Warrant”). Each whole Warrant entitles the holder thereof to purchase one additional Common Share at an exercise price of C$0.30 per share (C$10.50 on a post-consolidation basis1) for a period of 36 months from issuance.

1 The Warrants were automatically adjusted as a result of Reverse Stock Split, such that each thirty-five Warrants will be exercisable to acquire one post-consolidated Common Share at an exercise price of C$10.50 per share.

ABOUT BUNKER HILL MINING CORP.

Bunker Hill is an American mineral exploration and development company focused on revitalizing our historic mining asset: the renowned zinc, lead, and silver deposit in northern Idaho’s prolific Coeur d’Alene mining district (the “Bunker Hill Mine”). This strategic initiative aims to breathe new life into a once-productive mine, leveraging modern exploration techniques and sustainable development practices to unlock the potential of this mineral-rich region. Bunker Hill Mining Corp. aims to maximize shareholder value while responsibly harnessing the mineral wealth in the Silver Valley mining district by concentrating our efforts on this single, high- potential asset. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR+ and EDGAR databases.

On behalf of Bunker Hill Mining Corp.

Sam Ash
President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton
Vice President, Investor Relations
T: 604.417.7952
E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding trading of the Common Shares on a post-consolidation basis; the receipt of the approval of the TSXV; and the Company’s ability to secure sufficient project financing to complete the construction of the Bunker Hill Mine and move it to commercial production in a manner that maximizes shareholder value.

Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the construction of the Bunker Hill Mine on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder; further drilling and geotechnical work supporting the planned restart and operations at the Bunker Hill Mine; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: the Company’s ability to obtain all necessary regulatory and stock exchange approvals with respect to the Reverse Stock Split, including the approval of the TSXV; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Bunker Hill Mine or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).